UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2007

FIRST SOURCE DATA, INC.

(Exact name of registrant as specified in its charter)

Nevada

333-131621

20-1558589

(State or other jurisdiction

(Commission

   (IRS Employer

   of incorporation)

File Number)

Identification No.)

161 Bay St. - 27th Floor, Toronto, Ontario, Canada

M5J 2S1

(Address of principal executive offices)

               (Zip Code)

Registrant’s telephone number, including area code (416) 214-1516

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On May 18, 2007, our Board of Directors authorized an amendment to our Amended and Restated Articles of Incorporation to effect a forward split of the issued and outstanding shares of our common stock on a four to one basis and to simultaneously increase the number of our authorized common shares correspondingly. On May 18, 2007, we also filed with the Nevada Secretary of State a Certificate of Change Pursuant to NRS 78.209 to give effect to this amendment. The record date for the stock split is June 5, 2007. The amendment will become effective on June 6, 2007. On that date, our authorized shares will increase from 100,000,000 at par value $0.001 to 400,000,000 common shares at par value $0.001; our total common shares issued and outstanding will increase in number from 42,074,178 to 168,296,712; and each holder of our common stock as of June 5, 2007, will receive three additional shares for every outstanding share held on June 5, 2007.

The foregoing actions were approved by our board of directors without shareholder approval in accordance with the requirements of Nevada law.

The Certificate of Change as filed with the Nevada Secretary of State to effect the forward split is filed Exhibit 3.1 to this report.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements. You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern, the various interrelationships between our officers and directors which may cause conflicts of interest, amendments to current regulations adversely affecting our business, results of operations and prospects, our ability to raise additional capital, that we do not carry insurance and we may be subject to significant lawsuits which could significantly increase our expenses, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

3.1

Certificate of Change Pursuant to NRS 78.209, effective June 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Source Data, Inc.

(Registrant)

Date: May 23, 2007

/s/ Javed Mawji

 (Signature)

Name: Javed Mawji

Title: President